                     TRAINER WORTHAM LARGE-CAP GROWTH FUND

THE PORTFOLIO

At December 31, 2000, the net assets in the Fund amounted to $2,798,729 with 237 shareholders. The top ten positions in order were: Wells Fargo (4.8% of net assets), Network Appliance (4.5%), Morgan Stanley (4.4%), Pfizer (4.3%), Nokia (4.1%), QUALCOMM (4.1%), Amgen (4.0%), EMC Corp. (4.0%), CitiGroup (3.9%),
American International Group (3.8%). The sector weightings were as follows:
Technology 47.7%, Financials 18.7%, Healthcare 11.2%, Capital Goods 6.9%, Consumer Staples 3.8%, Communication Services 3.7%, Consumer Cyclicals 3.7%, Utilities 3.2% and Cash 1.1%.

REVIEW AND OUTLOOK

With a number of indicators pointing to a sharp decline in economic growth, and the psychological fear of a recession building in the marketplace, the Federal Reserve, in a surprise move, reduced the federal-funds rate on overnight loans between banks from 6.5% to 6%. We believe this is the first of several rate cuts this year. Profit growth and the economy slowed sharply in the fourth quarter of last year due to higher energy prices, reduced capital spending, slumping consumer confidence and higher interest rates. We look for continued weakness through the first half of this year. While the rate cuts should lift consumer confidence, they will not have an immediate impact on businesses, and it will be some time before we see a change in capital spending and investment plans.

Against this economic background we believe overall earnings will be up this year, but only in the high single digit range, and with most of the gains coming in the second half of the year. We recognize the uncertain economic outlook and its impact on earnings could lead to lower stock prices, but believe there are also a number of favorable developments that should not be ignored. Inflation continues to be modest, and should remain so with a weakening economy and declining oil prices. Federal Reserve policy has moved to an accommodative stance with the recent rate cut, and we believe more to come. Furthermore, we think that many of the excesses in stock valuations have already been corrected, and that current valuations for many stocks are attractive, even with our reduced growth expectations for earnings this year.

We continue to favor financial stocks, which have excellent growth prospects and will be the chief beneficiaries of the easing in rates by the Federal Reserve. We also believe pharmaceutical stocks with their highly visible earnings will do well. Finally, technology stocks with strong fundamentals present attractive buying opportunities. Technology stocks sold off sharply last year reflecting concerns for diminished earnings expectations. At present levels we think select technology stocks have discounted potential earnings disappointment and will be among the market leaders in 2001. Our focus continues to be on high-quality, industry leading growth companies in fundamentally attractive industries at reasonable prices with a focus on the top 100 of the S&P 500 Index.

Past performance is no guarantee of future results. Share prices fluctuate and you may have a gain or loss when you redeem shares.

This material is to be preceded or accompanied by a prospectus. Shares of the Trainer Wortham Funds are distributed by PFPC Distributors, Inc. which is not affiliated with First Republic Bank and is not a bank. Trainer Wortham & Co., Inc. is the investment advisor to the Funds, for which it receives a fee.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, ANY BANK, IT'S AFFILIATES, AND ARE NOT FEDERALLY INSURED, OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUND INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

TRAINER WORTHAM LARGE-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)                            DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                            MARKET
SHARES                                                                      VALUE
------                                                                    ----------
          COMMON STOCK - 99.98%
          COMPUTER SOFTWARE & SERVICES - 17.50%
1,675     EMC Corp.*..................................................    $  111,387
1,725     Microsoft Corp.*............................................        75,037
3,550     Oracle Corp.*...............................................       103,172
1,545     Siebel Systems, Inc.*.......................................       104,674
3,425     Sun Microsystems, Inc.*.....................................        95,472
                                                                          ----------
                                                                             489,742
                                                                          ----------
          DIVERSIFIED OPERATIONS - 3.17%
1,850     General Electric Co. .......................................        88,684
                                                                          ----------
          ELECTRIC GENERATION - 3.41%
1,725     AES Corp.*..................................................        95,522
                                                                          ----------
          ELECTRONICS - SEMICONDUCTOR - 9.81%
3,200     Altera Corp.*...............................................        84,200
1,050     Broadcom Corp., Class A*....................................        88,725
1,325     Sanmina Corp.*..............................................       101,528
                                                                          ----------
                                                                             274,453
                                                                          ----------
          FINANCIAL - 16.85%
1,087     American International Group, Inc. .........................       107,137
2,116     Citigroup, Inc. ............................................       108,048
1,550     Morgan Stanley Dean Witter & Co. ...........................       122,837
2,400     Wells Fargo & Co. ..........................................       133,650
                                                                          ----------
                                                                             471,672
                                                                          ----------
          MEDIA/BROADCASTING - 3.62%
2,425     Comcast Corp., Special Class A*.............................       101,244
                                                                          ----------
          MEDICAL - PHARMACEUTICAL - 12.05%
1,750     Amgen, Inc.*................................................       111,891
1,110     Applera Corp. - Applied Biosystems Group....................       104,409
2,631     Pfizer, Inc. ...............................................       121,026
                                                                          ----------
                                                                             337,326
                                                                          ----------
          RETAIL DEPARTMENT STORES - 3.27%
1,500     Kohl's Corp.*...............................................        91,500
                                                                          ----------
          TECHNOLOGY & COMPUTERS - 10.32%
2,150     Cisco Systems, Inc.*........................................        82,238
2,650     Intel Corp. ................................................        80,163
1,970     Network Appliance, Inc.*....................................       126,542
                                                                          ----------
                                                                             288,943
                                                                          ----------

The notes to financial statements are an integral part of these statements.

TRAINER WORTHAM LARGE-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                            MARKET
SHARES                                                                      VALUE
------                                                                    ----------
          TELECOMMUNICATIONS - 19.98%
1,025     Corning, Inc. ..............................................    $   54,133
2,025     JDS Uniphase Corp.*.........................................        84,417
2,650     Nokia Oyj Corp., ADR........................................       115,275
2,675     Nortel Networks Corp. ......................................        85,767
1,400     QUALCOMM, Inc.*.............................................       115,063
2,550     Qwest Communications International, Inc.*...................       104,550
                                                                          ----------
                                                                             559,205
                                                                          ----------
          TOTAL COMMON STOCKS (COST $3,210,052).......................     2,798,291
                                                                          ----------
          TOTAL INVESTMENTS (COST $3,210,052**) - 99.98%..............     2,798,291
          OTHER ASSETS LESS OTHER LIABILITIES - 0.02%.................           438
                                                                          ----------
          NET ASSETS - 100.00%........................................    $2,798,729
                                                                          ==========

 * Non-income producing security

** Cost for Federal income tax purposes is $3,210,052 and net unrealized depreciation consists of:

    Gross unrealized appreciation...............................  $ 195,744
    Gross unrealized depreciation...............................   (607,505)
                                                                  ---------
      Net unrealized depreciation...............................  $(411,761)
                                                                  =========

The notes to financial statements are an integral part of these statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                               LARGE-CAP
                                                              GROWTH FUND
                                                              -----------
ASSETS
  Investments in securities at market value (identified cost
    $3,210,052) (Note 1)....................................  $2,798,291
  Receivables:
    Dividends and interest..................................         714
  Capital stock sold........................................      19,983
  Reimbursement due from Advisor............................      19,421
  Other assets..............................................          27
                                                              ----------
    TOTAL ASSETS............................................   2,838,436
                                                              ----------
LIABILITIES
  Payables:
    Distribution fee........................................         572
    Due to custodian........................................      12,458
  Accrued expenses..........................................      26,677
                                                              ----------
    TOTAL LIABILITIES.......................................      39,707
                                                              ----------
NET ASSETS
  (applicable to outstanding shares of 349,996; unlimited
    shares of $0.001 par value authorized)..................  $2,798,729
                                                              ==========
  Net asset value, offering and redemption price per
    share...................................................  $     8.00
                                                              ==========
SOURCE OF NET ASSETS
  Paid-in capital...........................................  $3,706,587
  Undistributed net investment loss.........................     (17,433)
  Accumulated net realized loss on investments..............    (478,664)
  Net unrealized depreciation of investments................    (411,761)
                                                              ----------
    NET ASSETS..............................................  $2,798,729
                                                              ==========

The notes to financial statements are an integral part of these statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                              LARGE-CAP
                                                              GROWTH FUND
                                                               ---------
INVESTMENT INCOME
  Dividends.................................................   $   3,731
  Interest..................................................       1,582
                                                               ---------
    TOTAL INCOME............................................       5,313
                                                               ---------
EXPENSES
  Advisory fees (Note 3)....................................      11,373
  Distribution expense (Note 3).............................       3,791
  Administrator expense.....................................       4,831
  Transfer agent fees.......................................      13,638
  Bookkeeping and pricing...................................      12,031
  Insurance expense.........................................         144
  Custodian fees............................................       5,828
  Legal expense.............................................       4,077
  Registration expense......................................       8,217
  Independent accountants...................................       2,449
  Trustees' fees and expenses...............................         859
  Reports to shareholders...................................         760
  Other.....................................................         246
                                                               ---------
    TOTAL EXPENSES..........................................      68,244
    Expenses waived and reimbursed (Note 3).................     (45,498)
                                                               ---------
    NET EXPENSES............................................      22,746
                                                               ---------
    NET INVESTMENT LOSS.....................................     (17,433)
                                                               ---------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss from security transactions..............    (408,289)
  Net change in unrealized depreciation of investments......    (516,697)
                                                               ---------
  Net realized and unrealized loss on investments...........    (924,986)
                                                               ---------
  Net decrease in net assets resulting from operations......   $(942,419)
                                                               =========

The notes to financial statements are an integral part of these statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                LARGE-CAP GROWTH FUND
                                                              --------------------------
                                                               SIX MONTHS
                                                                 ENDED          PERIOD
                                                              DECEMBER 31,      ENDED
                                                                  2000         JUNE 30,
                                                              (UNAUDITED)*      2000*
                                                              ------------    ----------
OPERATIONS
  Net investment loss.......................................   $  (17,433)    $   (8,023)
  Net realized loss on investments..........................     (408,289)       (70,374)
  Net change in unrealized appreciation (depreciation) of
    investments.............................................     (516,697)       104,936
                                                               ----------     ----------
  Net decrease in net assets resulting from operations......     (942,419)        26,539
                                                               ----------     ----------
CAPITAL SHARE TRANSACTIONS
  Receipt from shares sold..................................    1,420,173      2,698,904
  Receipt from shares issued on reinvestment of
    distributions...........................................           --             --
  Shares redeemed...........................................     (165,626)      (238,842)
                                                               ----------     ----------
  Net increase in net assets resulting from capital share
    transactions (a)........................................    1,254,547      2,460,062
                                                               ----------     ----------
    Total increase in net assets............................      312,128      2,486,601
NET ASSETS
  Beginning of period.......................................    2,486,601             --
                                                               ----------     ----------
  End of period.............................................   $2,798,729     $2,486,601
                                                               ==========     ==========
  (a) Transactions in capital stock were:
         Shares sold........................................      135,222        254,536
         Shares issued on reinvestment of distributions.....           --             --
         Shares redeemed....................................      (16,626)       (23,136)
                                                               ----------     ----------
         Net increase.......................................      118,596        231,400
         Beginning balance..................................      231,400             --
                                                               ----------     ----------
         Ending balance.....................................      349,996        231,400
                                                               ==========     ==========

-------------------------------------------
* Trainer Wortham Large-Cap Growth Fund commenced operations on December 8,
  1999.

The notes to financial statements are an integral part of these statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The tables below set forth financial data for a share of capital stock outstanding throughout the periods presented.

                                                                LARGE-CAP GROWTH(1)
                                                              ------------------------
                                                               SIX MONTHS
                                                                 ENDED         PERIOD
                                                              DECEMBER 31,     ENDED
                                                                  2000        JUNE 30,
                                                              (UNAUDITED)       2000
                                                              ------------    --------
NET ASSET VALUE, BEGINNING OF PERIOD........................      $10.75        $10.00
                                                                --------      --------
  INCOME FROM INVESTMENT OPERATIONS
  ----------------------------------------
  Net investment loss.......................................      (0.01)        (0.03)
  Net gains (losses) on securities (both realized and
    unrealized).............................................      (2.74)          0.78
                                                                --------      --------
    Total from investment operations........................      (2.75)          0.75
                                                                --------      --------
NET ASSET VALUE, END OF PERIOD..............................      $ 8.00        $10.75
                                                                ========      ========
TOTAL RETURN................................................    (25.58%)#        7.50%+
RATIOS/SUPPLEMENTAL DATA
----------------------------
  Net assets, end of period (in 000's)......................      $2,798        $2,487
  Ratio of expenses to average net assets
    before reimbursement of expenses by Advisor.............       4.50%*       11.06%*
    after reimbursement of expenses by Advisor..............       1.50%*        1.50%*
  Ratio of net investment loss to average net assets
    before reimbursement of expenses by Advisor.............     (4.15%)*     (10.54%)*
    after reimbursement of expenses by Advisor..............     (1.15%)*      (0.98%)*
  Portfolio turnover rate...................................         64%#          33%+

-------------------------------------------
 (1) The Large-Cap Growth Fund commenced operations on December 8, 1999.
* Annualized.
+ Since inception, not annualized.
# Not annualized.

The notes to financial statements are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                      DECEMBER 31, 2000
--------------------------------------------------------------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
Trainer Wortham Funds (the "Trust") is an open-end investment management company which issues its shares of beneficial interest in separate series. Each series of shares relates to a separate portfolio of assets. This Semi-Annual report relates to the following investment series of the Trust: Trainer Wortham Large-Cap Growth Fund ("Large-Cap Growth Fund").

The Large-Cap Growth Fund seeks capital appreciation. The Fund invests primarily in equity securities of large capitalization companies that the Advisor believes have above average growth rates.

Due to the inherent risk in any investment program, the Fund can not ensure that its investment objectives will be realized. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

A. SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Unlisted securities, or listed securities in which there were no sales, are valued at the mean of the closing bid and ask prices. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost which approximates market value. All other securities are valued at their fair value as determined in good faith by the Board of Trustees.

B. OTHER. As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Those differences are primarily due to different treatments for net operating losses and post-October capital losses.

C. NET ASSET VALUE PER SHARE. Net asset value per share of the capital stock of a Fund is determined daily as of the close of trading on the New York Stock Exchange by dividing the value of its net assets by the number of Fund shares outstanding. The offering price and redemption price per share is the same as the net asset value per share.

D. FEDERAL INCOME TAXES. It is the policy of the Fund to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, if such qualification is in the best interest of its stockholders, and to make distributions of net investment income and capital gains (after reduction for any amounts available for Federal income tax purposes as capital loss carryovers) sufficient to relieve it from all, or substantially all, Federal income taxes.

E. USE OF ESTIMATES IN FINANCIAL STATEMENTS. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                      DECEMBER 31, 2000
--------------------------------------------------------------------------------

that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities, other than short-term investments, for the period ended December 31, 2000 are as follows:

                                                              PURCHASES       SALES
                                                              ----------    ----------
Large-Cap Growth Fund.......................................  $3,161,160    $1,893,318

NOTE 3 - INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES Trainer Wortham & Co., Inc. (the "Advisor") is the investment advisor for certain of the Trust's series pursuant to four separate investment advisory agreements (the "Agreements"). Under the terms of the Agreement, the Advisor receives an annual fee, accrued daily and paid monthly, of 0.75% of the average daily net assets of the Large-Cap Growth Fund. During the six months ended December 31, 2000, the Trust paid the Advisor $11,373 on behalf of Large-Cap Growth Fund. The Advisor has voluntarily elected to waive advisory fees and reimburse other operating expenses to the extent necessary to limit total operating expenses to 1.50% of its average daily net assets for its current year. For the period ended December 31, 2000, the Advisor waived and reimbursed expenses amounting to $45,498 for the Large-Cap Growth Fund.

The Trust has adopted a Distribution Plan (the "Plan"), with respect to the Large-Cap Growth Fund, pursuant to Rule 12b-1 under the Investment Company Act of 1940, which permits the Fund to pay certain expenses associated with the distribution of its shares. The Plan provides that the Trust will reimburse PFPC Distributors, Inc. (the "Distributor"), the Trust's sole underwriter and distributor for actual distribution and shareholder servicing expenses incurred by the Distributor not exceeding, on an annual basis, 0.25% of the average daily net assets of Large-Cap Growth Fund. Prior to January 2, 2001, Provident Distributors, Inc. served as the sole underwriter and distributor of the Trust.

Certain officers and trustees of the Trust are affiliated persons of the Advisor.

                             TRAINER WORTHAM FUNDS
                                845 Third Avenue
                               New York, NY 10022

OFFICERS                                                 AUDITORS
David P. Como                                            Briggs, Bunting & Dougherty, LLP
President                                                Two Logan Square, Suite 2121
                                                         Philadelphia, PA 19103
John D. Knox
Vice President
                                                         CUSTODIAN
Robert J. Vile                                           PFPC Trust Company, Inc.
Vice President                                           8800 Tinicum Blvd.
                                                         Philadelphia, PA 19153
Brian J. O'Neill
Treasurer
                                                         FUND ADMINISTRATION
Mary Jane Maloney                                        PFPC Inc.
Secretary                                                3200 Horizon Drive
                                                         King of Prussia, PA 19406
INVESTMENT ADVISOR
Trainer Wortham & Co., Inc.
845 Third Avenue
New York, NY 10022

Distributed by PFPC Distributors, Inc., 3200 Horizon Drive, King of Prussia, PA 19406 -- DFU 2/01

This report is submitted for the general information of the shareholders of the Trust. It is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective Prospectus which includes details regarding the Trust's objectives, policies, expenses and other information.

     TRUSTEES:                                      [TRAINER WORTHAM FUNDS LOGO]

     Robert H. Breslin, Jr.                               SEMI-ANNUAL REPORT
     David P. Como                                        December 31, 2000
     Raymond Eisenberg
     Todd L. Eisenberg                                  LARGE CAP GROWTH FUND
     David Elias
     Robert S. Lazar
     Martin S. Levine
     Timothy J. O'Hara
     James F. Twaddell

     For more complete information including
     charges and expenses, you may request
     a prospectus by calling:

                                  866.TWFUNDS
                                  866.893.8637

                             [TRAINER WORTHAM LOGO]
                   845 Third Avenue, New York, New York 10022
                       866.TWFUNDS-www.trainerwortham.com